UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2012

CONTINENTAL RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma	001-32886	73-0767549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 N. Broadway Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

(405) 234-9000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 7, 2012, Continental Resources, Inc. issued a press release announcing its third quarter 2012 financial and operating results and operating and financial guidance for 2013. A copy of the press release is being furnished as an exhibit to this report on Form 8-K.

Item 7.01 Regulation FD Disclosure

In the November 7, 2012 press release Continental Resources, Inc. also announced its planned participation in the following research conferences:

November 13	2012 Bank of America Merrill Lynch Global Energy Conference, Miami;
November 14	IHS Pacesetters Energy Conference 2012, Washington, D.C.;
November 28-29	Jefferies Global Energy Conference, Houston;
December 3-5	Bank of America Merrill Lynch Leveraged Finance Conference 2012, Boca Raton;
December 3-4	Dahlman Rose Ultimate Oil Services and E&P Conference, New York; and
December 5	Capital One SouthCoast Equity Conference, New Orleans.

Presentation materials will be available on the Company’s web site the day of the presentations at www.clr.com.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release dated November 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)
Dated: November 7, 2012

	By:	/s/ John D. Hart
John D. Hart
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press release dated November 7, 2012